Exhibit 10.1

MERGER AGREEMENT AND PLAN OF MERGER

This Plan of Merger and Merger Agreement (the “Agreement”) is made effective as of October 16, 2014, by and between FITT HIGHWAY PRODUCTS, INC., a Nevada corporation (the “Company”) having its principle place of business at 26381 Crown Valley Parkway, Mission Viejo, CA 92691 and GLOBAL FUTURE CITY HOLDING INC., (“Global”) having its registered agent’s office at 2360 Corporate Circle, Suite 400, Henderson, NV 89074.

WHEREAS, Global is the wholly-owned subsidiary of the Company;

WHEREAS, the Company owns at least ninety (90%) percent of the outstanding shares of each class of Global entitled to vote on the Merger;

WHEREAS, the Board of Directors of both Global and the Company deem it advisable and in the best interests of their respective companies and shareholders that Global be merged with and into the Company, with the Company remaining as the surviving corporation under the name, “Global Future City Holding Inc.”;

WHEREAS, the Board of Directors of Global have approved the plan of merger embodied in this Agreement;

WHEREAS, the Board of Directors of the Company have approved the plan of merger embodied in this Agreement; and

WHEREAS, the Company, as the sole owner of Global, does hereby waive the mailing requirement pursuant to NRS 92A.180

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto do and hereby agree to merge on the terms and conditions herein provided, as follows.

1.   THE MERGER

(a)	The Merger

Upon the terms and subject to the conditions hereof, on the Effective Date (as hereinafter defined), Global shall be merged with and into the Company in accordance with the applicable laws of the State of Nevada (the "Merger"). The separate existence of Global shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation") under the name "Global Future City Holding Inc.” and shall be governed by the laws of the State of Nevada.

1

(b)	Effective Date

The Merger shall become effective on the date and at the time (the “Effective Date”) that:

i.            The Articles of Merger, in substantially the form annexed hereto as Exhibit I, are accepted and declared effective by the Secretary of State of the State of Nevada; and

ii.            After satisfaction of the requirements of the laws of the State of Nevada.

(c)	Articles of Incorporation

On the Effective Date, the Articles of Incorporation of the Company, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation except that Article 1 of the Articles of Incorporation of the Company, as the Surviving Corporation, shall be amended to state that the name of the corporation is “Global Future City Holding Inc.”

(d)	Bylaws

On the Effective Date, the bylaws of the Company, as in effect immediately prior to the Effective Date, shall continue in full force and effect as the bylaws of the Surviving Corporation.

(e)	Directors and Officers

The directors and officers of the Company immediately prior to the Effective Date shall be the directors and officers of the Surviving Corporation, until their successors shall have been duly elected and qualified or until otherwise provided by law, the Articles of Incorporation of the Surviving Corporation, or the bylaws of the Surviving Corporation.

2.   CONVERSION OF SHARES

(a)	Common Stock of the Company

Upon the Effective date, by virtue of the Merger and without any action on the part of any holder thereof, each share of common stock of the Company, par value of $0.001 per share, issued and outstanding immediately prior to the Effective Date shall be changed and converted into one fully paid and non-assessable share of the common stock of the Surviving Corporation, par value of $0.001 per share (the “Survivor Stock”).

(b)	Common Stock of Global

Upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of Global, par value of $0.001 per share, issued and outstanding immediately prior to the Effective shall be canceled.

2

(c)	Exchange of Certificates

Each person who has become entitled to receive any Survivor Stock by virtue of the Merger shall be entitled to receive from the Surviving Corporation a certificate or certificates the number of Survivor Stock to which such person is entitled as provided herein.

3.   EFFECT OF THE MERGER

(a)	Rights, Privileges, etc.

On the Effective Date of the Merger, the Surviving Corporation, without further act, deed or other transfer, shall retain or succeed to, as the case may be, and possess and be vested with all the rights, privileges, immunities, powers, franchises and authority, of a public as well as of a private nature, of Global and the Company; all property of every description and every interest therein, and all debts and other obligations of or belonging to or due to each of Global and the Company on whatever account shall thereafter be taken and deemed to be held by or transferred to, as the case may be, or invested in the Surviving Corporation without further act or deed, title to any real estate, or any interest therein vested in Global or the Company, shall not revert or in any way be impaired by reason of this merger; and all of the rights of creditors of Global and the Company shall be preserved unimpaired, and all liens upon the property of Global or the Company shall be preserved unimpaired, and all debts, liabilities, obligations and duties of the respective corporations shall thenceforth remain with or be attached to, as the case may be, the Surviving Corporation and may be enforced against it to the same extent as if all of said debts, liabilities, obligations and duties had been incurred or contracted by it.

(b)	Further Assurances

From time to time, as and when required by the Surviving Corporation, or by its successors and assigns, there shall be executed and delivered on behalf of Global such deeds and other instruments, and there shall be taken or caused to be taken by it such further other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Corporation, the title to and possession of all the property, interest, assets, rights, privileges, immunities, powers, franchises and authority of Global and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of Global or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.   GENERAL

(a)	Abandonment

Notwithstanding any approval of the Merger or this Agreement by the shareholders of Global or the Company, or both, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Date, by mutual written agreement of Global and the Company.

3

(b)	Amendment

At any time prior to the Effective Date, this Agreement may be amended or modified in writing by the board of directors of both Global and the Company.

(c)	Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada.

(d)	Counterparts

In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

(e)	Electronic Means

Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereof.

(f)	Notice

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, (ii) if sent by facsimile with written evidence of successful transmission, on the date of such transmission, or (iii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

(g)	Severability

The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

(h)	Entire Agreement

This Agreement by the parties pursuant hereto represents the entire understanding and agreement between the parties, and supersedes all prior oral, written, and all contemporaneous oral negotiations, commitments and understandings.

4

IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date set forth above.

GLOBAL FUTURE CITY HOLDING INC.

Per: Michael R. Dunn
        Print Name

        /s/ Michael R. Dunn
         Authorized Signatory

AGREED TO AND ACCEPTED:

FITT HIGHWAY PRODUCTS, INC.

Per: Michael R. Dunn
        Print Name

        /s/ Michael R. Dunn
         Authorized Signatory

5

EXHIBIT I

140103

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A)

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200):

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.

Global Future City Holding Inc.
Name of **merging** entity

Nevada
Jurisdiction

Corporation
Entity type *

FITT Highway Products, Inc.
Name of **merging** entity

Nevada
Jurisdiction

Corporation
Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

Name of **merging** entity

Jurisdiction

Entity type *

and,

FITT Highway Products, Inc.
Name of **surviving** entity

Nevada
Jurisdiction

Corporation
Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 1
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) Choose one:

☒ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☐ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).**

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

☐ **If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from the appropriate section of article four.**

(a) Owner's approval was not required from

Global Future City Holding Inc.
Name of **merging** entity, if applicable

FITT Highway Products, Inc.
Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

FITT Highway Products, Inc.
Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 2
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 3
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

Name of **merging** entity, if applicable

and, or;

Name of **surviving** entity, if applicable

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 4
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article One of the Articles of Incorporation of FITT Highway Products, Inc. is hereby amended to change the name of FITT Highway Products, Inc. to, "Global Future City Holding Inc."

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: 10/29/14 **Time:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 5
Revised: 8-31-11

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

☐ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Global Future City Holding Inc.
Name of **merging** entity

X [signature] C.E.O 10/16/14
Signature Title Date

FITT Highway Products, Inc.
Name of **merging** entity

X [signature] C.E.O 10/16/14
Signature Title Date

Name of **merging** entity

X
Signature Title Date

Name of **merging** entity

X
Signature Title Date

and,

FITT Highway Products, Inc.
Name of **surviving** entity

X [signature] C.E.O 10/16/14
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Merger Page 6
Revised: 8-31-11